SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series PMC-1)
             (Exact name of registrant as specified in its charter)


            Delaware                 333-88166-02                 13-3891329
        (State or other         (Commission File Number)       (I.R.S Employer
jurisdiction of incorporation)                               Identification No.)


         World Financial Center
           New York, New York                                       10281
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets

           Not Applicable.

Item 3.    Bankruptcy or Receivership

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable.

Item 5.    Other Events

           On January 28, 2003, PPLUS Trust Series PMC-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 2,820,000 Class B Trust Certificates.

           In connection therewith, the Depositor entered into a PPLUS Trust Certificates Series PMC-1 Supplement, dated as of January 28, 2003, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

           Not Applicable.

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Item 7.    Financial Statements and Exhibits

           (a) Financial statements of businesses acquired.

               Not Applicable.

           (b) Pro forma financial information.

               Not Applicable.

           (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated January 23, 2003.

4.2 PPLUS Trust Certificates Series PMC-1 Series Supplement, dated as of January 28, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.    Change in Fiscal Year

           Not Applicable.

Item 9.    Sales of Equity Securities Pursuant to Regulation S

           Not Applicable.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  January 28, 2003                     By: /s/ Barry N. Finkelstein
                                                ----------------------------
                                            Name:  Barry N. Finkelstein
                                            Title: President

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                                INDEX TO EXHIBITS


Exhibit No.                         Description
-----------                         -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated January 23, 2003.

4.2 Series Supplement for PPLUS Trust Certificates Series PMC-1, dated as of January 28, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.